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                       Securities And Exchange Commission
                            Washington, D. C. 20549

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                                    FORM 8-K
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                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                (Date of earliest event reported): July 10, 2001



                                Bway Corporation
                (Exact name of Company specified in its charter)



          Delaware                        0-26178                36-3624491
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

                         8607 Roberts Drive, Suite 250
                               Atlanta, Georgia                    30350
                   (Address of principal executive offices)      (Zip Code)



                                 (770) 645-4800
               (Company's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.    The following exhibits are filed herewith:

         99.1 Form of letter and attachments sent to certain option holders of Bway Corporation.

Item 9.  Regulation FD Disclosure.

         On June 18, 2001, Bway Corporation (the "Company") disseminated a letter and attachments from Jean-Pierre Ergas, Chairman of the Board and Chief Executive Officer, to certain option holders who are eligible to participate in the Company's Stock Option Replacement Program. Included in that letter and attachments were references to certain actions the Company anticipates taking and EBITDA projections. The letter and attachments were sent to the option holders in connection with the Company's current Stock Option Replacement Program and have been filed with the Securities and Exchange Commission as an exhibit to Schedule TO-I/A on July 10, 2001.

         All statements contained in the letter and attachments, other than historical information, are forward-looking statements. These forward-looking statements represent management's forecast of the results that could be achieved if the Company was to realize the full business potential of current initiatives, which are not expected to be realized, if at all, until after fiscal 2003. These forward-looking statements also include forecasts of Earnings Before Interest, Taxes, Depreciation and Amortization for fiscal 2001, 2002 and 2003, which represent management's current judgment on the nearer-term effects of those initiatives. These forward-looking statements reflect assumptions with regard to coffee sales increases, manufacturing and operating improvements and other matters, including economic profit, revenue, costs, working capital, fixed assets, new contracts, cost reductions, and divestitures. A variety of factors could cause business conditions and the Company's actual results to differ materially from those expected by the Company or expressed in the Company's forward-looking statements. These factors include, without limitation, expected levels of sales not materializing; expected sales volume from new contracts delayed or not materializing; the Company's inability to pay down debt; labor unrest; changes in market price or market demand; changes in raw material costs or availability; loss of business from customers; unanticipated expenses; productivity gains not remaining or continuing; changes in financial markets; potential equipment malfunctions; the timing and costs of plant start-up and closures and the other factors discussed in the Company's filings with the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    BWAY CORPORATION

                                    By:  /s/ Kevin C. Kern
                                         -----------------
                                         Kevin C. Kern,
                                         Vice President, Administration and CFO

Dated:  July 10, 2001

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                                 EXHIBIT INDEX
Exhibit                                                                     Page
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       The following Exhibits are filed herewith:

 99.1 Form of letter and attachments sent to certain option holders of Bway Corporation.

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